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                                                                   EXHIBIT 23.01

                              SKILLSOFT CORPORATION

                         CONSENT OF ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To SkillSoft Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-30616, 333-30618, 333-61626, 333-63556,
333-65778, 333-65638, 333-76628 and 333-81474.


                                          /s/ Arthur Andersen LLP



Boston, Massachusetts
April 24, 2002